DECLARATION OF CONDOMINIUM

                                       of

                             VINTAGE, A CONDOMINIUM

                                      INDEX
                                       TO
                           DECLARATION OF CONDOMINIUM

ARTICLE                                                                                                        PAGE

         I.       DEFINITIONS...................................................................................  1

         II.      CONDOMINIUM NAME, CONDOMINIUM PARCELS, APPURTENANCES,
                  POSSESSION AND ENJOYMENT......................................................................  3

         III.     RESTRAINT UPON SEPARATION AND PARTITION OF COMMON
                  ELEMENTS......................................................................................  5

         IV.      DESCRIPTION OF PROPERTY SUBMITTED TO CONDOMINIUM
                  OWNERSHIP.....................................................................................  5

         V.       COMMON ELEMENTS...............................................................................  5

         VI.      LIMITED COMMON ELEMENTS.......................................................................  6

         VII.     ALTERATIONS OF AND IMPROVEMENTS TO UNITS AND COMMON
                  ELEMENTS......................................................................................  6

         VIII.    AMENDMENT OF DECLARATION......................................................................  7

         IX.      THE ASSOCIATION, ITS POWERS AND RESPONSIBILITIES..............................................  8

         X.       BYLAWS.......................................................................................  10

         XI.      MAINTENANCE..................................................................................  10

         XII.     COMMON EXPENSES AND COMMON SURPLUS...........................................................  11

         XIII.    ASSESSMENTS:   LIABILITY,   LIENS,   PRIORITY,   INTEREST  AND
                  COLLECTIONS..................................................................................  11

         XIV.     CREATION OF CONDOMINIUM......................................................................  13

         XV.      EQUITABLE RELIEF.............................................................................  14

         XVI.     LIMITATION OF LIABILITY......................................................................  14

         XVII.    LIENS........................................................................................  14



         XVIII.   EASEMENTS....................................................................................  15

         XIX.     USE AND TRANSFER RESTRICTIONS................................................................  15

         XX.      INSURANCE....................................................................................  18

         XXI.     RECONSTRUCTION OR REPAIR AFTER CASUALTY......................................................  24

         XXII.    EMINENT DOMAIN OR CONDEMNATION PROCEEDING....................................................  25

         XXIII.   LIABILITY - GENERALLY........................................................................  25

         XXIV.    GENERAL PROVISIONS...........................................................................  26


                             EXHIBITS TO DECLARATION



                  EXHIBIT "A"       LEGAL DESCRIPTION

                  EXHIBIT "B"       PERCENTAGE SHARE OF COMMON ELEMENTS,
                                    COMMON EXPENSES AND COMMON SURPLUS

                  EXHIBIT "C"       PLOT PLAN AND SURVEY

                  EXHIBIT "D"       ARTICLES OF INCORPORATION

                  EXHIBIT "E"       BYLAWS

                           DECLARATION OF CONDOMINIUM

                                       of

                             VINTAGE, A CONDOMINIUM


         INTEGRATED HEALTH SERVICES AT GREAT BEND, INC., a Delaware corporation, whose mailing address is 10065 Red Run Boulevard, Owings Mills, Maryland 21117, being the owner of the fee simple title to the property described in Exhibit "A" attached hereto and made a part hereof, and INTEGRATED LIVING COMMUNITIES OF DENTON (TEXAS), INC., a Delaware corporation, whose mailing address is 10065 Red Run Boulevard, Owings Mills, Maryland 21117, (collectively referred to herein as "Developer"), for themselves, their successors, grantees and assigns, hereby submit said property, improvements thereon and appurtenances thereto to condominium ownership pursuant to Texas Uniform Condominium Act, Chapter 82, Texas Property Code and any amendments thereto ("Condominium Act"), as enacted upon date of recordation hereof. It is the intent of Developer that the Condominium be a commercial condominium.

         All the restrictions, reservations, covenants, conditions, easements and limitations of record contained herein shall constitute covenants running with the land or equitable servitudes upon the land, as the case may be, shall run perpetually unless terminated as provided herein, and shall be binding upon all Unit Owners as hereinafter defined. In consideration of receiving and by acceptance of a grant, devise or mortgage, all grantees, devisees or mortgagees, their heirs, personal representatives, successors and assigns, and all parties claiming by, through or under such persons, agree to be bound by the provisions hereof, the Articles of Incorporation and the Bylaws of the Association hereinafter defined. Both the benefits provided and the burdens imposed shall run with each Unit and the interests in Common Elements as defined herein.

I.       DEFINITIONS.

         As used in this Declaration, in the Articles of Incorporation and in the By-laws attached hereto, and in all amendments thereto, unless the context requires otherwise:

         A. "Articles" and "Bylaws" means the Articles of Incorporation and the Bylaws of the Association as they exist from time to time.

         B. "Assessment" means a share of the funds required for the payment of Common Expenses which from time to time are assessed against each Unit Owner.

         C. "Association" means Vintage Condominium Association, Inc., the Texas non-profit corporation responsible for the operation of the Condominium.

         D. "Association Property" means that property, real and personal, which is owned or leased by, or is dedicated by a recorded plat to the Association for the use and benefit of its members and such other persons to whom the Association or Developer may grant use rights.

         E. "Board of Directors" means the board of directors or other representative body responsible for the administration of the Association.

         F. "Common Elements" means that portion of the Condominium Property not included in the Units. Common Elements shall also include all wiring and other equipment regarding cable television.

         G. "Common Expenses" means the expenses of administration, maintenance, operation, repair and replacement of the Condominium Property to the extent herein provided, as well as any Association Property and any other properties owned by the Association, other expenses declared by the Association or this Declaration to be Common Expenses, and any other valid expenses or debts of the Condominium as a whole or the Association which are assessed against the Unit Owners.

         H.  "Common   Surplus"   means  the  excess  of  all  receipts  of  the
Association, including but not limited to Assessments, rents, profits and revenues on account of the Common Elements and Association Property, over the amount of the Common Expenses.

         I. "Condominium Building" means any structure which comprises that part of the Condominium Property within which the Units are located.

         J. "Condominium Parcel" means a Unit together with the undivided share in the Common Elements which is appurtenant to the Unit.

         K. "Condominium Property" means and includes all lands that are subjected hereunder to condominium ownership, whether or not contiguous, and all improvements thereon and all easements and rights appurtenant thereto intended for use in connection with the Condominium.

         L. "County" means County of Denton, State of Texas.

         M. "Declaration" or "Declaration of Condominium" means this instrument as it may from time to time be amended.

         N. "Developer" means Integrated Health Services at Great Bend, Inc., and Integrated Living Communities of Denton (Texas), Inc., and their successors and assigns.

         O. "Limited Common Elements" means and includes those Common Elements which are reserved for the use of a certain Unit or Units to the exclusion of other Units.

         P. "Mortgagee" means a bank, the Developer, savings and loan association, insurance company, mortgage company, real estate investment trust, recognized institutional type lender or its loan correspondent, or agency of the United States Government, which owns, holds or insures a mortgage encumbering a Condominium Parcel.

         Q. "Operation" or "Operation of the Condominium" means and includes the operation, administration and management of the Condominium Property.

         R. "Unit" means a part of the Condominium Property which is to be subject to private ownership, as designated in this Declaration.

         S. "Unit Owner" or "Owner of a Unit" or "Owner" means the owner of a Condominium Parcel as shown by the real estate records in the office of the Clerk of the County, whether such Owner be the Developer, one or more persons, firms, associations, corporations or other legal entities. "Owner" shall not mean or refer to the holder of a mortgage or security deed, its successors or assigns, unless and until such holder has acquired title pursuant to foreclosure or a proceeding or deed in lieu of foreclosure; nor shall the term "Owner" mean or refer to any lessee or tenant of an Owner.

         T. "Utility Service" as used in the Condominium Act, construed with reference to this Condominium, and as used in this Declaration, the Articles and the Bylaws shall include, but not be limited to, electric power, gas, water, trash and sewage disposal, telephone, and cable television.

         U.  "The   Condominium"  or  "this   Condominium"   means  Vintage,   a
Condominium.

II.      CONDOMINIUM NAME, CONDOMINIUM PARCELS, APPURTENANCES,
         POSSESSION AND ENJOYMENT.

         A.       The name of this Condominium is VINTAGE, A CONDOMINIUM.

         B.       There shall pass with each Unit as appurtenances thereto:

         1. An undivided share in the Common Elements, Common Expenses and Common Surplus, as more fully described in Exhibit "B" attached hereto and made a part hereof.

         2. An exclusive easement for the use of the air space occupied by the Unit as it exists at any particular time and as the Unit may lawfully be altered or reconstructed from time to time, which easement shall be terminated automatically in any air space which is vacated from time to time.

         3. Membership of the Unit Owner in the Association, and the right to use the Common Elements and Association Property and to access properties owned by the Association, subject to the rules and regulations as adopted from time to time by the Association.

         4. A perpetual, non-exclusive easement for ingress and egress by the Owners, their agents and invitees over streets, walks, and other rights-of-way serving the Units of the Condominium, necessary to provide reasonable access to the public ways.

         5. An exclusive easement for the use of such Limited Common Elements as may be designated in this Declaration or in the deed conveying the Unit.

         C. Each Unit Owner is entitled to the exclusive possession of its Unit subject to the provisions of this Declaration. Each Owner shall be entitled to the use of the Common Elements and Association Property, in accordance with the provisions of this Declaration and the purposes for which they are intended, but no such use shall hinder or encroach upon the lawful rights of other Unit Owners. There shall be a joint use of the Common Elements and Association Property, and a mutual easement for that purpose is hereby created.

         D. Each Unit is identified by a specific numerical or numerical/alphabetical designation as set forth in Exhibit "C" attached hereto. In horizontal dimension, each Unit consists of the area bounded by the unfinished interior surfaces of the perimeter walls of each such Unit. In vertical dimension, each Unit consists of the space between the top of the unfinished concrete floor and the bottom of the unfinished ceiling of each such Unit. Provided, however, with respect to those Units which include first and second floor improvements, one on top of the other, the portion of the Common Elements which lie between the bottom and top floors of such Unit shall be a Limited Common Element of the Unit. Each Unit Owner shall not own the undecorated or unfinished surfaces of the perimeter walls, floors, and ceilings surrounding his Unit, nor shall he own pipes, wires, conduits or other utility lines running through his Unit which are utilized for or serve more than one Unit, which items are hereby made a part of the Common Elements. Said Owner, however, shall own the walls and partitions which are contained within his Unit and inner decorated or finished surfaces of the perimeter walls, floors and ceilings, including plaster, paint and wallpaper.

         E. All air conditioning equipment, water heaters, heat pumps, elevators and other mechanical equipment serving only one Unit shall be deemed to be a part of the Unit.

         F. "Time share estates" may not be created in any Unit by any person or entity. Provided, however, the Units may be owned by a partnership or other joint ownership arrangement and all partners or joint owners shall have the right to use the Unit on such basis as the partners or joint owners may agree.

III.     RESTRAINT UPON SEPARATION AND PARTITION OF COMMON ELEMENTS.

         A. The undivided share in the Common Elements which is appurtenant to a Unit shall not be separated therefrom and shall pass with the title to the Unit, whether or not separately described.

         B. A share in the Common Elements appurtenant to a Unit cannot be conveyed or encumbered except together with the Unit.

         C. The shares in the Common Elements appurtenant to Units shall remain undivided, and no action for partition of the Common Elements shall lie.

IV.      DESCRIPTION OF PROPERTY SUBMITTED TO CONDOMINIUM
         OWNERSHIP.

         A. The legal description of the Condominium hereby submitted to condominium ownership is set forth in Exhibit "A".

         B. Exhibit "C" attached hereto and made a part hereof includes a survey of the Condominium, and a graphic description of the Condominium Building in which Units are located in the Condominium, and a plot plan thereof.

         C. The identification, location, dimensions and a graphic depiction of each Unit and the Common Elements of the Condominium Property appear on Exhibit "C," attached hereto and made a part hereof. Together with this Declaration, Exhibits "A", "B" and "C" include sufficient detail to identify the Common Elements and each Unit in the Condominium and provide accurate representations of their locations and dimensions.

V.       COMMON ELEMENTS.

         A. Common Elements include the following:

         1. The land on which the improvements are located and any other land included in the Condominium Property, whether or not contiguous.

         2. Any portion of the Condominium Property, including all improvements thereto, which are not included within the Units, including, without limitation, all landscaping, walks, drives, parking spaces constructed thereon.

         3. Easements through Units for conduits, ducts, pipes, plumbing, wiring, cable television services and other facilities for the furnishing of Utility Services to the Units and the Common Elements.

         4. Easements of support which are hereby created in every portion of a Unit which contributes to the support of a Condominium Building.

         5. The property and installations required for the furnishing of Utility Services and other services to more than one Unit, the Common Elements or a Unit other than the Unit containing the installation.

         6. Fixtures owned or held for the common use, benefit and enjoyment of all owners of Units in the Condominium.

         7. Easements for ingress and egress serving the Condominium Property.

         8.  Riparian  and  littoral  rights  appertaining  to  the  Condominium
Property.

         9. All glass and other transparent or translucent material, insect screens in windows and doors, door frames and jambs, and the material covering other openings in the exterior or interior walls of Units, where applicable.

VI.      LIMITED COMMON ELEMENTS.

         There are Limited Common Elements appurtenant to Units in this Condominium, as reflected by the plot plan and survey attached as Exhibit "C," which shall include, but not be limited to, pool areas, awnings and fenced-in areas which are specifically designated and delineated and accessible only from the Unit to which they are appurtenant. These Limited Common Elements are reserved for the use of the Unit to which they are appurtenant or assigned to the exclusion of other Units, and there shall pass with a Unit as an appurtenance thereto the exclusive right to use the Limited Common Elements so appurtenant or assigned.

VII. ALTERATIONS OF AND IMPROVEMENTS TO UNITS AND COMMON
ELEMENTS.

         A. Except in accordance with this Article, no Unit Owner shall make any addition, alteration or improvement in or to his Unit, the Common Elements or Limited Common Elements to the extent that any such addition, alteration or improvement (i) is visible outside of the Units or (ii) affects any load-bearing, mechanical, electrical, plumbing or roof portions of a Condominium Building that contains more than one Unit. Any addition, alteration or improvement as contemplated by the preceding sentence is referred to as a Restricted Improvement. No Restricted Improvement may be erected, installed, maintained or removed on the Condominium Property, until an application for the Restricted Improvement setting forth the design, construction, specifications and a plan showing the location of the structure has been approved in writing by the Board of Directors (or an architectural review committee appointed by it) as to quality, design and materials, harmony with existing structures, and location with respect to topography and finished grade elevation. Such approval of the Board of Directors (or its designee) shall not be required in the event that the Board of Directors (or its designee) fails to respond to the application within seven (7) business days after receipt of a written request for same. Nothing contained in this paragraph shall be construed to lessen the obligation of any Owner to make prompt application for and obtain all necessary governmental permits and other approvals with respect to any such structure. In no event shall a Unit Owner make any alterations in the portions of the improvements of the Condominium which are to be maintained by the Association, remove any portion thereof, make any additions thereto, do any work which would jeopardize the safety or soundness of the Condominium Building containing his Unit, or impair any easement. Notwithstanding the foregoing, the Board of Directors (or its designee) shall approve the application as it relates to improvements required by law, although any aspect of the improvements which are discretionary including but not limited to construction methods, materials and/or aesthetic considerations shall be subject to reasonable approval of the Board of Directors (or its designee). Further, the seven (7) business day prior notice requirement described above shall be shortened and/or eliminated as needed to accommodate emergency situations as determined in good faith by the Unit Owner desiring to make the addition, alteration or improvement; provided, however, where the prior notice requirement is eliminated entirely, such Unit Owner shall nonetheless submit the required application to the Board of Directors (or its designee) as soon as reasonably practicable.

         B. A Unit Owner making or causing to be made any such additions, alterations or improvements agrees, and shall be deemed to have agreed, for such Owner, and his heirs, personal representatives, successors and assigns, as appropriate, to hold the Association, any manager of the Condominium, together with all their officers, directors, and partners, and all other Unit Owners harmless from any liability or damage to the Condominium Property and expenses arising therefrom, and shall be solely responsible for the maintenance, repair and insurance thereof from and after the date of installation or construction thereof, as may be required by the Association.

VIII.    AMENDMENT OF DECLARATION.

         A. This Declaration may be amended at any regular or special meeting of Unit Owners called or convened in accordance with the Bylaws by the affirmative vote of Owners holding a majority of the total votes. All amendments shall be evidenced by a certificate executed as required by the Condominium Act and recorded among the public records of the County, and shall be effective upon recording. Notwithstanding the foregoing, no such amendment shall be effective unless approved by at least the majority of the Mortgagees (based upon one vote for each first mortgage owned).

         B. Invalidation of any part of this Declaration or of any provision contained in any plat of the Condominium Property or in a conveyance of a Unit in the Condominium by judgment, court order or law shall not affect any of the other provisions hereof, which shall remain in full force and effect.

IX.      THE ASSOCIATION, ITS POWERS AND RESPONSIBILITIES.

         A. Subject to rights vested herein to the Unit Owners, the operation of the Condominium shall be vested in the Association; provided, however, that the Association may, to the extent permitted by the Condominium Act, by contract, delegate its maintenance, management and operational duties and obligations. The Association has been organized as a Texas non-profit corporation and a copy of its Articles is attached hereto and made a part hereof as Exhibit "D."

         B. No Unit Owner, except a duly elected officer of the Association, shall have any authority to act for the Association.

         C. All Unit Owners shall automatically be members of the Association upon delivery of a deed of conveyance of fee simple title to a Unit and a Unit Owner's membership shall terminate when he or she no longer owns his or her Unit.

         D. Unit Owners shall be entitled to one (1) vote for each Unit owned in accordance with the voting privileges set forth in the Articles and Bylaws. Multiple owners of a Unit shall collectively be entitled to one (1) vote for said Unit in accordance with voting privileges set forth in the Articles and Bylaws. There shall be no cumulative voting.

         E. The powers and duties of the Association shall include those set forth in the Articles, the Bylaws, the Condominium Act, and this Declaration and shall include, but not be limited to, the following:

         1. The irrevocable right of access to each Unit at reasonable hours as may be necessary for the maintenance, repair or replacement of any Common Elements therein or accessible therefrom or another Unit, or at any hour for making emergency repairs necessary to prevent damage to the Common Elements or to another Unit.

         2. The power to levy and collect Assessments from Unit Owners and to maintain, repair and replace the Common Elements where such maintenance, repair and/or replacement is not reserved unto the Unit Owners.

         3. The keeping of accounting records in accordance with good accounting practices and the Condominium Act, which records shall be open to inspection by Unit Owners or their authorized representatives at reasonable times, and written summaries of which shall be supplied at least annually to Unit Owners or their authorized representatives.

         4. The power to enter into contracts with others for the maintenance, management, operation, repair and servicing of the Condominium Property for which the Association is responsible. The service and maintenance contracts referred to herein may delegate the Association's duty to maintain, preserve, repair and replace the Common Elements and other property owned by the Association, but shall not relieve each Unit Owner from his personal responsibility to maintain and preserve the interior surfaces of his Unit and to paint, clean, decorate, maintain and repair said Unit.

         5. The power to purchase Units in the Condominium and to acquire, hold, lease, mortgage and convey the same.

         6. The power to obtain and maintain adequate insurance to protect the Association and the Common Elements and Association Property.

         7. The power to acquire title to property or otherwise hold, convey, lease and mortgage Association Property for the use and benefit of the Unit Owners.

         8. The power to adopt and amend reasonable rules and regulations governing use of the Common Elements and Association Property.

         F. Except as provided by statute in case of condemnation or substantial loss to the Units or Common Elements, unless at least the majority of the Mortgagees (based upon one vote for each first mortgage owned), and the Owners holding a majority of the votes have given their prior written approval, such approval not to be unreasonably withheld, the Association shall not be entitled to:

         1.       By  act  or  omission   seek  to  abandon  or  terminate   the
                  Condominium;

         2. Change the pro rata interest or obligations of any individual Unit for the purpose of (i) levying Assessments or charges or allocating distributions of hazard insurance proceeds or condemnation awards, or (ii) determining the pro rata share of ownership of each Unit in the Common Elements;

         3.       Partition or subdivide any Unit;

         4. By act or omission, seek to abandon, partition, subdivide, encumber, sell or transfer the Common Elements or Association Property; provided that the granting of easements for Utilities or for other purposes consistent with the intended use of the Common Elements and Association Property by the Owners shall not be deemed a transfer within the meaning of this clause; or

         5.       Use hazard insurance proceeds for losses to any portion of the
                  Condominium   for  other  than  the  repair,   replacement  or
                  reconstruction of such portion.

X.       BYLAWS.

         The administration of the Association and the operation of the Condominium Property shall be governed by the Bylaws of the Association, a copy of which is attached hereto and made a part hereof as Exhibit "E." No modification of or amendment to the Bylaws shall be deemed valid unless duly adopted as provided in the Bylaws and set forth in or annexed to a duly recorded amendment to this Declaration executed in accordance with the provisions of the Condominium Act. No amendment to said Bylaws shall be adopted which would affect or impair the validity or priority of any mortgage covering any Condominium Parcel.

XI.      MAINTENANCE.

         A. Each Unit, and the furniture, furnishings, fixtures, equipment and appliances comprising a part thereof, located therein, or exclusively serving the same shall be maintained, kept in good repair and replaced by and at the expense of the Owner(s) thereof. All maintenance, repairs or replacements for which Unit Owners are responsible and obligated to perform shall be performed promptly as the need arises. Each Unit Owner shall provide for pest control within his or her Unit. Provided, however, the Board of Directors may determine that it is in the best interest of the Condominium to provide for pest control on a building-by-building basis and in such event may so provide.

         B. The Association shall be responsible for (i) maintaining, repairing and replacing, as needed, all portions of the Common Elements and Association Property other than the Condominium Buildings and (ii) performing maintenance, repairs and replacements, as needed, of the Condominium Buildings where such maintenance, repairs and replacement primarily benefit both Unit Owners. The Association shall, at the expense of all Unit Owners, repair all incidental damage to Units resulting from the Association's maintenance, repairs or replacement of or to Common Elements and Association Property. The Association's expenses of maintenance, repairs and replacement with respect to a Condominium Building shall be assessed against each Unit Owner in accordance with the percentages of benefit realized by each Unit on account of same, as reasonably determined by the Association. The Association's expenses of maintenance, repairs and replacement with respect to the Common Elements other than Condominium Buildings shall be assessed against each Unit Owner in accordance with the ratio between the square footage of its Unit and the total square footage of both Units.

         C. Where any maintenance, repair and/or replacement of a Condominium Building is needed, and such maintenance, repairs and/or replacement will primarily benefit only one Unit, the Owner of that Unit will be responsible for performing and paying for such maintenance, repair and/or replacement. Notwithstanding the preceding sentence, if such maintenance, repairs and/or replacement will confer any benefit on the Owner of the other Unit, the Association shall assess the other Unit Owner for the value of such benefit as determined by the Association in its reasonable discretion and remit such assessment to the Unit Owner who performed such maintenance, repair and/or replacement.

         D. The responsibility for the maintenance, repair, and replacement, and the cost of keeping clean and in orderly condition the fences, pools, awnings or any other improvements or personal property forming a part of the Limited Common Elements which exclusively serve a certain Unit or Units to the exclusion of other Units, shall be borne by the Owner(s) of the Unit(s) to which the same are appurtenant.

         E. In the event a Unit Owner fails to maintain his Unit and Common Elements or Limited Common Elements as required herein, or makes any alteration or additions without the required consent, or otherwise violates or threatens to violate the provisions of this Declaration relevant to maintenance, alteration and repair, the Association shall have the right to perform such maintenance, remove any unauthorized addition or alteration, and restore the property to good repair and condition and charge the Unit Owner therefor.

         F. All maintenance, repairs and/or replacement by Unit Owners shall be subject to the provisions of Article VII above regarding alterations of and improvements to Units and Common Elements.

XII.  COMMON EXPENSES AND COMMON SURPLUS.

         A. Common Expenses shall include the Association's expenses of the operation, maintenance, repair or replacement of the Common Elements and Association Property, costs of carrying out the powers and duties of the Association, costs of maintaining any facilities and property owned by the Association, and any other expense designated as Common Expenses by the Condominium Act, this Declaration or the Bylaws. The cost of a master antenna television system or duly franchised cable television service obtained pursuant to a bulk contract shall be deemed a Common Expense if so approved by the Board of Directors. Common Expenses, to the extent so approved by the Board of Directors, will also include reasonable transportation services, insurance for directors and officers, road maintenance and operation expenses and restricted access or roving patrol services, all of which are reasonably related to the general benefit of the Unit Owners, even if such expenses do not attach to the Common Elements or Condominium Property.

         B. Common Expenses shall be assessed against Unit Owners in accordance with the fraction set forth for such Unit in Exhibit "B" attached hereto and made a part hereof.

         C. The Common Surplus, if any, shall be owned by Unit Owners in a proportion equal to those proportions of ownership in the Common Elements as provided in this Declaration.

XIII.    ASSESSMENTS: LIABILITY, LIENS, PRIORITY, INTEREST AND
         COLLECTIONS.

         A. The Association, through its Board of Directors, shall have the power to determine and fix the sums necessary to provide for the Common
Expenses,  including  the
                                      -11-
expense allocable to services being rendered by a management company with whom the Association may contract. The annual Assessment shall initially be payable monthly in advance; however, the Board of Directors shall have the power to establish other collection procedures. The Board of Directors may include sums to establish reasonable reserves against future contingencies in each annual Assessment, which reserves may be waived from time to time by the required percentage of votes of the Owners.

         B. A Unit Owner, regardless of the manner in which he acquired title to his Unit including, without limitation, a purchaser at a judicial sale, shall be liable for all Assessments while he is the Owner of a Unit. A grantee of a Unit shall be jointly and severally liable with the grantor for all unpaid Assessments against the latter for his share of the Common Expenses up to the time of the conveyance, except that the liability for prior Assessments of first Mortgagees acquiring title through foreclosure or deed in lieu of foreclosure shall be limited to the lesser of: (i) the Unit's unpaid Common Expenses and regular periodic assessments which accrued or came due during the six (6) months immediately preceding the acquisition of title and for which payment in full has not been received by the Association, or (ii) one percent (I %) of the original mortgage debt. The liability for Assessments may not be avoided by waiver of the use or enjoyment of any Common Elements, services or recreation facilities, or by abandonment of the Unit against which the Assessment was made. The Association may charge an administrative late fee, in addition to interest, on any late Assessment payments not to exceed the maximum amount permitted under the Condominium Act.

         C. Assessments and installments thereof not paid when due shall bear interest from the due date until paid at the maximum rate allowed under Texas law. The Association may charge, in addition to the interest, an administrative late charge for Assessments not paid when due in an amount established by the Board of Directors from time to time, but not to exceed the greater of Twenty-Five Dollars ($25.00) or five percent (5%) of each installment. If the delinquent installment(s) of Assessments and any charges thereon are not paid in full when due, the Association at its option may, in accordance with the requirements of the Condominium Act, declare all of the unpaid balance of the annual Assessment to be immediately due and payable without further demand and may enforce the collection thereof and all charges thereon in the manner authorized by law and this Declaration.

         Any payment received by the Association shall be applied first to any interest accrued by the Association, then to any administrative late fee, then to any costs and reasonable attorney's fees incurred in collection, and then to the delinquent Assessment. The foregoing shall be applicable notwithstanding any restrictive endorsement, designation or instruction in or accompanying by the payment.

         D. The Association shall have a lien upon each Condominium Parcel to secure the personal obligation of each Unit Owner thereof for any unpaid
Assessment and interest thereon. Such lien shall also secure reasonable attorney's fees incurred by the Association incident to the collection of such Assessment or enforcement of such lien. The lien shall be evidenced by a claim recorded among the public records of the County in the manner provided by the

Condominium Act. As to other than first mortgages of record, the lien shall relate back to the recording of the original Declaration of Condominium creating the Unit. As to first mortgages of record, the lien shall be effective from and as of the time of such recording. The Board of Directors may take such action as it deems necessary to collect Assessments by either an in personam action or lien foreclosure, or both, and may settle and compromise the same if in the best interest of the Association. Said liens shall have the priorities established by the Condominium Act.

         E. Liens for Assessments may be foreclosed by suit brought in the name of the Association in the manner as a foreclosure of a mortgage on real property. In any such foreclosure, the court, in its discretion, may require the Unit Owner to pay a reasonable rental for the Condominium Parcel and the court may appoint a receiver to collect the Assessments which are the subject of said proceeding. The Association may bid for the Condominium Parcel at foreclosure sale and apply as a cash credit against its bid all sums due the Association secured by the lien being enforced, and the Association may acquire and hold, lease, mortgage and convey any Condominium Parcel so acquired.

         F. Any unpaid share of Common Expenses or Assessments for which a first mortgage Mortgagee is relieved from liability under the provisions of this Declaration shall be deemed to be a Common Expense, collectible from all Unit Owners, including the acquirer of the Condominium Parcel, his successors and assigns. A first mortgage Mortgagee may not, during the period of its ownership of such Parcel, whether or not such Parcel is unoccupied, be excused from the payment of some or all of the Common Expenses coming due during the period of such ownership.

XIV.  CREATION OF CONDOMINIUM.

         A. If all Unit Owners and Mortgagees of Condominium Parcels execute and duly record an instrument terminating the Condominium Property, or if "major damage" occurs as defined hereinafter, the Condominium Property shall be removed from the provisions of the Condominium Act and thereafter owned in common by the Unit Owners. The undivided interest in the Property owned in common by each Unit Owner shall then be the fractional share of the undivided interest previously owned by such Owner in the Common Elements, and any liens which encumber any Condominium Parcel shall be transferred to said undivided interest of the Unit Owner in the Property.

         B. If the Owners of at least eighty five percent (85 %) of the Common Elements elect to terminate, they shall have the option to buy the Units of the other Unit Owners for a period of sixty (60) days from the date of the meeting wherein the election to terminate was taken. The purchase price shall be the fair market value of the Units as of the date of said meeting as determined by arbitration under the rules of the American Arbitration Association. The price shall be paid in cash within thirty (30) days of the determination of the same. Notwithstanding the foregoing, no termination shall be effective unless approved by at least the majority of the Mortgagees (based upon one vote for each first mortgage owned).

XV.      EQUITABLE RELIEF.

         In the event of "major damage" to or destruction of all or a substantial part of the Condominium Property and if the Property is not repaired, reconstructed or rebuilt within a reasonable period of time, any Unit Owner shall have the right to petition a court of competent jurisdiction for equitable relief which may, but need not, include termination of the Condominium and partition.

XVI.     LIMITATION OF LIABILITY.

         A. The liability of each Unit Owner for Common Expenses shall be limited to the amounts assessed against him from time to time in accordance with the Condominium Act, this Declaration, the Articles and the Bylaws.

         B. A Unit Owner may be personally liable for any damages caused by the Association in connection with the use of the Common Elements, but only to the extent of his or her pro rata share of that liability in the same fractional share as his interest in the Common Elements, and in no event shall said liability exceed the value of his Unit. Each Unit Owner shall be liable for injuries or damages resulting from an accident in his own Unit to the same extent and degree that the owner of a house or any other property owner would be liable for such an occurrence.

         C. In any legal action in which the Association may be exposed to liability in excess of insurance coverage protecting it and the Unit Owners, the Association shall give notice of the exposure within a reasonable time to all Unit Owners, and they shall have a right to intervene in and defend any action arising therefrom.

XVII.  LIENS.

         A. No liens of any nature shall arise or be created subsequent to the recording of this Declaration against the Condominium Property (as distinguished from individual Units) without the unanimous consent of the Unit Owners.

         B. Unless a Unit Owner has expressly requested or consented to work being performed or materials being furnished to his Unit, such labor or materials may not be the basis for the filing of a lien against same. No labor performed or materials furnished to the Common Elements and Association Property shall be the basis for a lien thereon unless authorized by the Association, in which event, the same may be the basis for the filing of a lien against all Condominium Parcels in the proportions for which the Owners thereof are liable for Common Expenses.

         C. In the event a lien against two or more Condominium Parcels becomes effective, each Owner thereof may release his Condominium Parcel from the lien by paying the proportionate amount attributable to his Condominium Parcel. Upon such payment, it shall be the duty of the lien or to release the lien of record from such Condominium Parcel.

XVIII.  EASEMENTS.

         A. An easement shall exist for pedestrian traffic over, through and across sidewalks, hallways, paths, walks, and stairs, and for vehicular and pedestrian traffic over, through and across such portions of the Common Elements as may from time to time be intended for such purposes. All of such easements shall be for the use and benefit of the Unit Owners and their invitees and licensees; provided, however, nothing herein shall be construed to give or create in any person the right to park upon any portion of the Condominium Property except to the extent that space may be specifically designated and assigned for parking purposes or otherwise approved by the Association for such parking.

         B. The Condominium Property shall be subject to perpetual easements for encroachments presently existing or which may hereafter be caused by settlement or movement of the Condominium Building or minor inaccuracies in construction, which easements shall continue until such encroachments no longer exist. If the Condominium Property is destroyed and then rebuilt, encroachments due to reconstruction shall be permitted and a valid easement for said encroachments shall exist. If any portion of the Common Elements encroaches upon any Unit, or any Unit encroaches upon the Common Elements, as a result of the construction, reconstruction, repair, shifting, settlement or movement of any portion of the improvements contained in the Condominium Property, a valid easement for the encroachment and for the maintenance of the same shall exist so long as the encroachment exists.

         C. The Condominium Property shall be subject to such easements for utilities as may be determined by the Association or required to properly and adequately serve the Condominium Property as it exists from time to time. Each of said easements, whether heretofore or hereafter created, shall constitute covenants running with the land of the Condominium and, notwithstanding any other provisions of this Declaration, may not be substantially amended or revoked in such a way as to unreasonably interfere with its proper and intended use and purpose and shall survive the termination of the Condominium. To the extent that the creation of any such utility easements require the joinder of Unit Owners, the Association by its duly authorized officers may, as the agent or the attorney-in-fact for the Unit Owners, execute, acknowledge and deliver such instruments; and the Unit Owners, by the acceptance of deeds to their Units, irrevocably nominate, constitute and appoint the Association, through its duly authorized officers, as their proper and legal attorney-in-fact for such purpose. Said appointment is coupled with an interest and is therefore irrevocable. Any such instrument executed pursuant to this Article shall recite that it is made pursuant to this Article.

XIX.     USE AND TRANSFER RESTRICTIONS.

         In order to provide for congenial occupancy of the Condominium Property and for the protection of the value of the Units, the use of the Condominium Property shall be in accordance with the following provisions, so long as the Condominium exists:

         A. No use shall be made of any Unit or of the Common Elements or Limited Common Elements which will increase the rate of insurance upon the Condominium Property without the prior written consent of the Association. No Unit Owner shall permit anything to be done or kept in his Unit or in the Common Elements which will result in a cancellation or insurance on any Unit or any part of the Common Elements, or which will be in violation of any law, including without limitation any law, rule or regulation governing the storage, use, generation, or disposal of hazardous or toxic materials. No waste shall be committed in the Common Elements.

         B. No sign of any kind shall be displayed to public view on or from any Unit or the Common Elements without the prior written consent of the Board of Directors, which may be withheld in their sole discretion.

         C. The Common Elements and Limited Common Elements shall be used only for the purposes for which they are intended in the furnishing of services and facilities for enjoyment of the Units. There shall be no obstruction or alteration of, nor shall anything be stored, altered or constructed in, or removed from, the Common Elements of Limited Common Elements without the written consent of the Association.

         D. No obnoxious or offensive activities shall be permitted upon the Condominium Property nor any use or practice which is a nuisance to any Unit Owner or its invitees or licensees, or which interferes with the peaceful possession and proper use of the Condominium Property by each Unit Owner. All parts of the Condominium Property shall be kept in a clean and sanitary condition and no rubbish, refuse, or garbage shall be allowed to accumulate, nor shall any fire hazard be allowed to exist.

         E. No immoral, improper, offensive or unlawful use shall be made of the Condominium Property or of any part thereof and all valid laws, zoning ordinances and regulations of all governmental bodies having jurisdiction thereof shall be observed. The responsibility of meeting the requirements of governmental bodies pertaining to maintenance, replacement, modification or repair of the Condominium Property shall be the same as is elsewhere herein specified.

         F. No Unit Owner shall cause anything to be affixed or attached to, hung, displayed or placed on the exterior walls, doors, balconies or windows of the Building (including but not limited to awnings, signs, storm shutters, screens, furniture, fixtures and equipment), nor plant or grow any type of shrubbery, flower, tree, vine, grass or other plant life outside its Unit, without the prior written consent of the Association, subject always to the provisions hereof.

         G. No parking of boats, trailers, motor homes or recreational vehicles shall be permitted on any part of the Condominium Property.

         H. Reasonable regulations and rules concerning the use of the Condominium Property may be promulgated, modified or amended from time to time by the Board. Copies of such rules and regulations and amendments thereto shall be furnished by the Association to all Unit Owners and residents of the Condominium upon request. The Association shall have the right to enforce all restrictions set forth in this Article and in the Declaration in any manner it deems necessary including, without limitation, suits for injunctions, actions for damages, or fines.

         I. Each Unit Owner shall continuously operate in its Unit the business operated in such Unit as of the recording date of this Declaration (the "Main Business") in accordance with legal requirements including licensure applicable to such Main Business. Specifically, Unit A is and shall continue to be operated as an Assisted Life Care Facility, and Unit B is and shall continue to be operated as an Skilled Nursing Facility. The services operated in each Unit may be supplemented as follows:

         1. Unit A can add services whose acuity/skill level is lower than services it currently provides under its Main Business.

         2. Unit B can add services whose acuity/skill level is higher than services it currently provides under its Main Business.

         3. Each Unit shall be entitled to add services that are permitted under the applicable license, if any, that specifically governs the Main Business conducted in the Unit. Notwithstanding the preceding sentence, Unit A shall not be permitted to include a segregated and secured Alzheimers ward unless permitted by applicable law.

         4. Each Unit shall be entitled to add other health related services that are not part of its Main Business and non-health related services so long as such services as described in this sentence are complementary to the Main Business.

         5. If any change and/or supplement of use materially increases that Unit's usage of utilities which are not separately metered, the Association shall assess the Owner of such Unit for the charges attributable to such increased usage as reasonably determined by the Association.

         6. No Unit shall add services not described above without the prior written consent of the Owner of the other Unit, which consent can be arbitrarily withheld in the sole and absolute discretion of such Owner. The decision of an Owner as contemplated by the preceding sentence shall not be subject to arbitration, mediation, litigation or other challenge on any basis including without limitation a claim that the Owner's decision is unreasonable.

         J. Neither Unit Owner shall sell, lease or enter into any management agreement in respect of the Unit owned by it at anytime after the date hereof without the prior written consent of the other Unit owner, which consent shall not be unreasonably withheld; provided, however, that nothing herein shall be construed as (A) requiring any non-affiliated bona fide lender of either Unit owner to secure the consent of the other Unit owner prior to exercising its remedies in the event of a default under any applicable loan documents, including, but not limited, to (i) the appointment of a temporary manager or receiver, (ii) the conducting of a foreclosure sale with respect to the affected Unit or (iii) the transfer of title to either Unit by deed in lieu of foreclosure or (B) binding a purchaser at such a foreclosure sale or party taking title by deed in lieu of foreclosure to the consent provisions of this Section, it being understood and agreed that such a lender or purchaser including any Mortgagee shall take title to the Unit free and clear of any such consent requirement and thereafter the consent requirements of this Section shall be deemed to be null and void with respect to the Unit so conveyed; provided, further, that nothing herein shall be construed as requiring the consent of either Unit Owner to the execution by the other party of a management agreement or lease with an entity under the same or common control with the contracting party.

XX.      INSURANCE.

         A. Purchase of Insurance by Association. The Association shall use its best efforts to obtain and maintain adequate insurance to protect the
Association and the Common Elements and Association Property. The premiums for such coverage and other expenses in connection with said insurance shall be assessed against the Unit Owners as part of the Common Expenses. The named insured shall be the Association, individually and as agent for the Unit Owners, without naming them, and as agent for their Mortgagees. The Association shall not maintain insurance coverage specifically required by this Declaration to be maintained by the Unit Owners.
Specific insurance to be maintained by the Association is as follows:

         1. comprehensive general public liability and property damage insurance with respect to the Common Elements and Association Property in which the limits of public liability shall initially be not less than $1,000,000.00 per person and $5,000,000.00 per accident and in which the property damage liability shall be not less than $1,000,000.00. Such policy limits shall be increased consistent with commercially reasonable practices on a periodic basis.

         2.       comprehensive  coverage  on  boiler  and  machinery  equipment
                  comprising   part  of  the  Common  Elements  and  Association
                  Property, including electrical apparatus, if applicable.

         3. hazard insurance against perils customarily included within all-risk and fire and extended coverage, including earthquake, flood and hurricane, on improvements comprising part of the Common Elements and Association Property in an amount equal to the full replacement value thereof at the time of loss.

         4. Worker's compensation insurance meeting all the requirements of the laws of Texas to the extent the Association hires employees.

         5.       Directors and officers liability insurance, if available.

         6. Such other insurance as the Board of Directors shall determine from time to time to be desirable, including, without limitation, such insurance as may be required by any agency of the United States government which holds a first mortgage encumbering a Unit or insures to the holder thereof the payment of the same.

         B. Additional Requirements: Additional requirements of Association insurance are as follows:

         1. Every hazard policy which is issued to protect a Condominium Building shall provide that the word "building" wherever used in the policy includes, but is not necessarily limited to, fixtures, installations or additions comprising that part of the building within the unfurnished interior surfaces of the perimeter walls, floors and ceilings of the individual Units initially installed, or replacements thereof of like kind or quality, in accordance with the original plans and specifications. Provided, however, the word "building" does not include Unit floor coverings, wall coverings or ceiling coverings, or any of the following: electrical fixtures, appliances, water heaters or built-in cabinets within the Units, and heating and air conditioning equipment, whether located within or without the Unit.

         2. All policies required to be maintained by the Association shall be written and underwritten by solvent and responsible insurance companies licensed to do business in the state of Texas, which shall have a financial rating as is commercially reasonable under the circumstances as determined by the Association in its reasonable discretion. Deductibles under the Association's policies of insurance shall not exceed commercially reasonable amounts as reasonably determined by the Association.

         3. Premiums upon insurance policies purchased by the Association shall be assessed by the Association against the Unit Owners as part of the Common Expenses. If, at any time, the cost of the insurance premiums may be deemed too high, the Board may adjust such insurance coverage as it deems prudent and reasonable.

         C. Purchase of Insurance by Unit Owners: Each Unit Owner shall maintain the following:

         1. a policy of comprehensive general public liability and property damage insurance with respect to its Unit in which the limits of public liability shall initially be not less than $1,000,000.00 per person and $5,000,000.00 per accident and in which the property damage liability shall be not less than $1,000,000.00. Such policy limits shall be increased consistent with commercially reasonable practices on a periodic basis.

         2. insurance against perils customarily included within all-risk and fire and extended coverage, including earthquake, flood and hurricane, on improvements, furniture, furnishings, trade fixtures, equipment, and floor and wall coverings installed or located in or made to its Unit in an amount equal to the full replacement value thereof at the time of the loss.

         3. All policies required to be maintained by each Unit Owner shall be written and underwritten by solvent and responsible insurance companies licensed to do business in the state of Texas, which have a financial rating as is commercially reasonable under the circumstances as determined by the Association in its reasonable discretion. Deductibles under a Unit Owner's policies of insurance shall not exceed commercially reasonable amounts as reasonably determined by the Association. Policies carried by each Unit Owner may contain be in one or more blanket, umbrella or excess liability covering other improvements of the Unit Owner.

         D. Insurance Held in Trust by Association; Shares of Proceeds. All hazard insurance policies purchased by the Association shall be for the benefit of the Association, the Unit Owners and their Mortgagees, as their interests may appear, and shall provide that all proceeds covering property losses shall be paid to the Association. The duty of the Association with respect to insurance proceeds shall be to receive such proceeds as are paid and to hold the same in trust for the purposes stated herein and for the benefit of the Unit Owners and their Mortgagees in the following shares, which shares:

         1.       Common  Elements.  Proceeds  on  account  of  damage to Common
                  Elements: Proceeds on account of damage to improvements comprising part of the Common Elements shall be held in the following undivided shares:

                  a. When a Condominium Building is to be restored, for the Unit Owner so damaged in proportion to the cost of repairing the damage suffered by each Unit Owner, which cost shall be determined by the Association.

                  b. When a Condominium Building is not to be restored and such Condominium Building contains more than one Unit, an undivided share for each Unit Owner, such share being the ratio between the appraised value of its Unit to the appraised value of both Units, such appraisals to determine the respective values as they existed immediately prior to the casualty. A Unit Owner's undivided share described in this subparagraph is sometimes referred to in this Declaration as the "Appraised Share."

                  c. When a Condominium Building is not to be restored and contains only one Unit, a share for the Owner of the Unit equal to all of the insurance proceeds less (i)

         Association expenses as described below, (ii) the cost of restoring any mandatory facilities to their condition as existed immediately prior to the casualty, (iii) the cost of repairing any damage to the other Unit,
         (iv) the cost of demolishing the damaged property or performing such other work as determined necessary by the Association to create a harmonious balance with any remaining improvements in the Condominium which are either undamaged or will be repaired and (v) the cost of any improvements needed in order to assure that use, occupancy and operation of the other Unit will not be in violation of applicable governmental requirements including without limitation zoning regulations and requirements of applicable license(s). As used herein, "mandatory facilities" means any of the following that service both
         Units: kitchen facilities, boiler room(s) and mechanical room(s). As used in this Article XX and Article XXI below, a Condominium Building is deemed to contain only one Unit where the damage is confined to one portion of the Building, and such damage primarily affects only one Unit with negligible effect on the other Unit other than with respect to mandatory facilities.

                  2. Mortgages. In the event a Mortgagee endorsement has been issued as to a Unit, the share of that Unit Owner shall be held in trust for the Mortgagee and the Unit Owner, as their interests may appear; provided, however, that no Mortgagee shall have any right to determine or participate in the determination as to whether or not any damaged property shall be reconstructed or repaired, and no Mortgagee shall have any right to apply or have applied to the reduction of a mortgage debt any insurance proceeds except those proceeds paid to the Unit Owner and Mortgagee pursuant to the provisions of this Declaration. Notwithstanding the foregoing, if (i) an Owner has assigned to its Mortgagee the Owner's right to receive insurance proceeds from the Association as such right is set forth in this Declaration and (ii) the Owner and its Mortgagee have so instructed the Association in writing signed by the Owner and its Mortgagee (the "Assignment Instruction'), then the Association shall recognize such assignment and, regardless of any subsequent conflicting instruction of the Owner, the Association shall disburse to the Owner's Mortgagee any insurance proceeds that Association would otherwise be required to disburse to the Owner. Each Mortgagee is an intended third party beneficiary of and may enforce the provisions of this paragraph.

         E. Distribution of Proceeds. Proceeds of insurance policies received by the Association shall be distributed in the following manner:

         1. Expenses of the Association. All expenses of the Association, including without limitation the cost of appraisals which shall be performed by a MAI appraiser, shall be paid first or provision made therefor.

         2. Reconstruction or repair. If the damage for which the proceeds are paid is to be repaired or reconstructed, the remaining proceeds shall be disbursed as provided below to defray the cost thereof. Any proceeds remaining after defraying such costs shall be distributed to the beneficial owners thereof, remittances to Unit Owners and their Mortgagees being payable jointly to them, in accordance with the Appraised Shares;

         provided, however, if the Association is in receipt of an Assignment Instruction duly signed by an Unit Owner and its Mortgagee, such remaining proceeds that would otherwise be paid jointly to the Unit Owner and its Mortgagee shall instead be paid directly to the Mortgagee. This is a covenant for the benefit of any Mortgagee of any Unit and may be enforced by such Mortgagee.

         3. Failure to reconstruct or repair. If it is determined in the manner elsewhere provided that the damage for which the proceeds are paid shall not be reconstructed or repaired, the remaining proceeds shall be distributed to the beneficial owners thereof, remittance to Unit Owners and their Mortgages being payable jointly to them. This is a covenant for the benefit of any Mortgagee of any Unit and may be enforced by such Mortgagee.

         F. Association as Agent. The Association is hereby irrevocably appointed agent for each Unit Owner, for Mortgagee and for each owner of any other interest in the Condominium Property, with power to adjust all claims arising under insurance policies purchased by the Association and to execute and deliver releases upon the payment of claims.

         G.  The   following   conditions   and   procedures   shall   apply  to
reconstruction work (the "Work") and disbursement of remaining insurance proceeds on account of same:

         1. Performance of Work. The Association shall enter into a construction contract (the "Construction Contract") with a general contractor ("Contractor"), and a Schedule of Values that allocates values to various portions of the Work will be included in the Construction Contract. The Work shall be constructed in a good and workmanlike manner. Only new, first class materials shall be used in the performance of the Work.

         2. Affidavit of Commencement. The Association will not cause or permit the Contractor to commence construction and shall not disburse any funds to Contractor, any subcontractors, sub-subcontractors, materialmen and laborers until an Affidavit of Commencement is recorded pursuant to Section 53.124 of the Texas Property Code and a certified copy of such Affidavit of Commencement has been posted on the construction site.

         3.       Progress Payments.

                  a. Based upon Applications for Payment submitted to the Association's architect (the "Architect") by the Contractor and Certificates for Payment issued by the Architect, the Association shall make progress payments ("Association's Progress Payments") from the remaining insurance proceeds, payable as hereinafter specified.

                  b. Prior to processing a Progress Payment, Association shall require that the Contractor (i) make all Applications for Payment on, and strictly in compliance with the requirements of, AIA Documents G702-1983 and G703-1983 and (ii) attach to each Application for Payment:

                           (1) an itemized,  sworn statement showing in complete
detail all monies paid out or costs incurred by the Contractor (including Change Orders) on account of the Work and Construction Contract, on a trade-by-trade basis, through the last day of the calendar month for which the Contractor is to be paid; and

                           (2) a duly and properly  executed  partial release of
lien from each and every subcontractor, sub-subcontractor, materialman, supplier and laborer, in the amount of at least the amount of the last preceding progress payment made to each subcontractor, sub- subcontractor, materialman, supplier and laborer; and

                           (3) a duly and properly  executed  partial release of
lien from the Contractor in the amount of no less than the amount of the last preceding progress payment made by Association and Tenant to the Contractor; and

                           (4) a Schedule  of Values  (shown by dollar  amounts)
showing the respective percentage of completion of the various divisions of the Work.

                           (5)  Evidence  that  construction  is  proceeding  on
schedule and that all construction prior to the date of the Application for Payment has been completed in a good and workmanlike manner in accordance with the Plans and Specifications and as required by all inspecting governmental authorities having jurisdiction over the Premises.

                  c. In addition to the foregoing, each Application for Payment shall include all of the information required to be furnished by the aforesaid AIA Documents. Each statement, partial release of lien and Schedule of Values referred to hereinabove shall be in such form and have such content as is satisfactory to Association in its sole and absolute discretion.

                  d. Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

                  e. The amount of each of Association's Progress Payments shall be computed as follows:

The Progress
Payment payable to
the Contractor under
the Construction             X       the total     (LESS)     Retainage under
Contract : by the                    remaining                 Contract
Construction                         proceeds
Contract Sum

         4. Final Payment. Final payment, constituting the entire unpaid balance of the remaining insurance proceeds as well as any amounts assessed by the Association pursuant to Article XXI E below, including the Retainage ("Final Payment'), shall be made by Association only after satisfaction of the following conditions:

         a.  the   Construction   Contract  has  been  fully  performed  by  the
Contractor; and

         b. a Certificate for Payment has been issued by the Architect and approved by Association; and

         c. the Association has approved and accepted one hundred percent (100 %) of the Work; and

         d. the Contractor has furnished to both the Association and the Architect, a duly and properly executed Affidavit of Bills Paid complying in all respects to the provisions of Chapter 53 of Texas Property Code, duly and properly executed Releases of Lien from each and every subcontractor, sub-subcontractor, materialman, supplier and laborer and such other documents as Association shall be entitled to under the Mechanic's Lien Law, all in such form and having such content as is satisfactory to Association in its sole and absolute discretion. In the event Contractor does not furnish to Association all of the aforesaid final releases of lien, then Association shall be entitled to subtract from the amount that Association determines is necessary to transfer to bond or to pay in full any subcontractor, sub-subcontractor, materialman, laborer who has not furnished a Release of Lien (but no reduction in the Final Payment shall be made if the Contractor posts a cash bond or other surety accessible to Association covering such amounts); and

         e. Receipt by Association of two (2) sets of detailed and complete As-Built Plans and Specifications of the Work, including all architectural, structural, mechanical, plumbing and electrical work; and

         f. Receipt by Association of a Certificate of Occupancy for the Condominium Building(s) or applicable portion thereof.

XXI.     RECONSTRUCTION OR REPAIR AFTER CASUALTY.

         A. Determination to Reconstruct or Repair. If any part of the Condominium Property is damaged by casualty, whether it shall be reconstructed or repaired shall be determined in the following manner:

         1.       Condominium Building:

                  a. Minor damage. If less than 75% of the square footage of a Unit is damaged or destroyed, the damaged property shall be reconstructed or repaired unless, within sixty (60) days after the casualty, the Unit Owners agree in writing to forego such reconstruction or repair and such decision is approved by at least the majority of the Mortgagees (based upon one vote for each first mortgage owned). Notwithstanding the foregoing, if the actual cost of restoring the affected Unit in accordance with then existing applicable laws exceeds 110% of the actual insurance proceeds available under required policies of insurance plus deductible amounts, then the damage shall be deemed Major damage as addressed below.


                  b. Major damage. If more than 75% of the square footage of a Unit is damaged or destroyed, or if the actual cost of restoring the affected Unit in accordance with then existing applicable laws exceeds 110% of the actual insurance proceeds available under required policies of insurance plus deductible amounts, the damaged property shall neither be reconstructed nor repaired unless, within sixty (60) days after the casualty, the Owner of the affected Unit directs the Association to effect such reconstruction or repair.

         B. Plans and Specifications. Any reconstruction or repair must be substantially in accordance with the plans and specifications for the original Condominium Property; or, if not, then in accordance with plans and specifications approved by the Board of Directors. Any reconstruction that materially and substantially deviates from the configuration and quality of the original Condominium Property as it existed prior to the reconstruction or repair must be approved by at least the majority of the Mortgagees (based upon one vote for each first mortgage owned).

         C. Responsibility. If the damage is only to those portions of a Unit or Units for which the responsibility of maintenance and repair is that of the Unit Owner(s), then the Unit Owner(s) shall be responsible for reconstruction and repair after casualty. In all other instances, it shall be the Association's responsibility to reconstruct and repair after casualty.

         D. Estimate of Costs. Immediately after a determination is made to rebuild or repair damage to property for which the Association has the responsibility for reconstruction and repair, the Association shall offer reliable and detailed estimates of the cost to rebuild or repair.

         E. Assessments. If the proceeds of insurance are not sufficient to defray the estimated costs of reconstruction and repair by the Association, or if at any time during reconstruction and repair, or upon completion of reconstruction or repair, the funds for the payment of the costs thereof are insufficient, Assessments shall be made against all Unit Owners in sufficient amounts to provide funds for the payment of such costs.

XXII.    EMINENT DOMAIN OR CONDEMNATION PROCEEDING.

         If eminent domain or condemnation proceedings are successfully litigated against all or any part of the Condominium Property, the entire eminent domain or condemnation award shall be held by the Association for the benefit of itself, the Unit Owners and their Mortgagees in shares equal to shares of insurance proceeds payable on account of casualty.

XXIII.  LIABILITY - GENERALLY.

         A. General Provisions. Notwithstanding anything contained in this Declaration, the Articles, Bylaws or rules and regulations of the Association or any other document governing or binding the Association ("Property Documents'), neither the Developer nor the Association will be liable or responsible for, or in any manner a guarantor or insurer of, the health, safety or welfare of any Owner, occupant or user of any portion of the Property, including without limitation, residents, their families, guests, invitees, licensees, agents, servants, contractors or subcontractors, nor for any property of such persons.

         B.  Specific  Provisions.   Without  limiting  the  generality  of  the
foregoing:

         1. It is the express intent of the Property Documents that the various provisions of the Property Documents which are enforceable by the Association and which govern or regulate the use of Property have been written and are to be interpreted and enforced for the sole purpose of enhancing and maintaining the enjoyment of the Property and the value thereof.

         2. The Association is not empowered to enforce or ensure compliance with the laws of the United States, the State of Texas or the County or any other jurisdiction or to prevent tortious activities by Owners or third parties.

         3. The provisions of the Property Documents setting forth the uses of Assessments which relate to health, safety or welfare will be interpreted and applied only as limitations on the uses of such funds and not as creating a duty of the Association to protect or further the safety or welfare of the persons even if such funds are used for such purposes.

         C. Owner Covenant. Each Owner, his heirs, successors and assigns, by virtue of his or her acceptance of title, and each other person or entity having an interest or lien upon, or making the use of, any portion of the Property, by virtue of accepting such interest or lien or by making use thereof, will be bound by this Article and will be deemed to have automatically waived any and all rights, claims, demands or causes of action against the Association arising from or connected with any matter for which the liability of the Association has been disclaimed in this Paragraph.

XXIV.  GENERAL PROVISIONS.

         A. If any provision of this Declaration, the Articles, the Bylaws or the Condominium Act, or any section, sentence, clause, phrase or word, or the application thereof, in any circumstances is held invalid, the validity of the remainder of this Declaration, the Articles, the

Bylaws, or the Condominium Act, and the application of any such invalid provision, section, sentence, clause, phrase, or word in other circumstances shall not be affected thereby.

         B. Notices to a Unit Owner shall be sent to the address of its Unit, unless the Unit Owner has, by written notice to the Association, specified a different address. Notices to the Association shall be delivered by certified mail to _______________________. All notices shall be deemed sent when deposited in a depository of the United States Postal Service, properly addressed and containing sufficient postage. Any party may change his or its mailing address by written notice to the other party.

         C. All remedies for violation provided by the Condominium Act shall be in full force and effect. In addition thereto, should the Association find it necessary to institute legal action upon a finding by a court in favor of the Association, the defendant Unit Owner shall reimburse the Association for its costs of suit, including reasonable attorney's fees at both trial and appellate levels, in bankruptcy or in post-judgment collection, incurred by it in bringing such action.

         D. Whenever the context so requires, the use of any gender shall be deemed to include all genders, the use of the plural shall include the singular, and the singular shall include the plural.

         E. The provisions of this Declaration shall be liberally construed to effectuate its purpose of creating a uniform plan for the operation of the Condominium.

         EXECUTED as of the ___________ day of __________________, 1996.

                                                INTEGRATED HEALTH SERVICES AT
                                                GREAT BEND, INC.


                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________

                                                INTEGRATED LIVING COMMUNITIES
OF
                                                DENTON (TEXAS), INC.


                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________

THE STATE OF ______    ss.
                       ss.
COUNTY OF _________    ss.

         This  instrument  was  acknowledged  before me on this  _______  day of
______________,       1996,      by      _____________________________,       as
__________________________ of Integrated Health Services at Great Bend, Inc., a Delaware corporation, on behalf of said corporation.



                                              ----------------------------------
                                              NOTARY PUBLIC IN AND FOR THE
                                              STATE OF __________________



THE STATE OF ______    ss.
                       ss.
COUNTY OF _________    ss.

         This  instrument  was  acknowledged  before me on this  _______  day of
______________,      1996,      by      ______________________________,       as
_______________________ of Integrated Living Communities of Denton (Texas), Inc., a Delaware corporation, on behalf of said corporation.



                                              ---------------------------------
                                              NOTARY PUBLIC IN AND FOR THE
                                              STATE OF __________________

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                                   EXHIBIT "B"

                      PERCENTAGE SHARE OF COMMON ELEMENTS,
                       COMMON EXPENSES AND COMMON SURPLUS

         The Percentage Share of Common Elements, Common Expenses and Common Surplus for each unit:

                                    Unit A =   ___%
                                    Unit B =   ___%

                                   EXHIBIT "C"







                              PLOT PLAN AND SURVEY



Unit A =     Assisted Life Care Facility

Unit B =     Skilled Nursing Facility

                                   EXHIBIT "D"

                            ARTICLES OF INCORPORATION

                      VINTAGE CONDOMINIUM ASSOCIATION, INC.

                                   EXHIBIT "E"

                                     BYLAWS

                      VINTAGE CONDOMINIUM ASSOCIATION, INC.